Dreyfus Strategic Municipals, Inc.
Letter to Shareholders
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic Municipals, Inc. for the fiscal year ended September 30, 1997. Your Fund produced a total return, including share price changes and interest income, of 8.59%.* During the reporting period, the Fund produced income dividends exempt from Federal personal income taxes of $.681 per share.** This is equivalent to a Federally tax-free distribution rate per share of 6.41%.*** THE ECONOMY
    Virtually ideal economic conditions have prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows have combined to spur consumer confidence to record high ground. Businesses are similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the Fed) embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan has been a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor markets another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    We remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    Of course, the bond markets have reacted quite favorably to this spate of positive news on the economy and inflation. Throughout the past year, bond yields have moved within a broadly defined range. At the present time, yields have moved to the lower end of the trading range, but have yet to break out and establish new yield lows (higher prices). Without clear evidence that the markets are about to push through to even lower yields, we believe that the markets should continue to be bounded within the current range.
    What are the implications for tax-exempt investments? It shouldn't be assumed that what holds true for the U.S. Treasury and corporate bond markets applies equally to municipals. In fact, during the latest phase of the bond market rally, when yields on Treasury bonds dropped by over 25 basis points (one quarter of 1%), municipal yields barely moved.
There are a number of reasons for this underperformance of the tax-exempt sector. First, new issue supply has been running at a record pace. Second, individual investors are still more enticed by the potential returns of stocks versus bonds. Finally, even though tax exempts have underperformed taxables of late, municipal yields have actually declined by 0.5% this year; many investors question whether rates have the capacity to fall further. The economy continues to display considerable strength, while the threat of rising inflation pressures continue to overhang the markets. Presently, there exist a number of obstacles, but the longer-term outlook may be quite favorable. Supply should diminish in the weeks ahead, thus improving the municipal market's technical posture. Furthermore, we believe it quite possible that more assets could be reallocated from the stock market to bonds in the future.
PORTFOLIO OVERVIEW
    The Fund continues to be managed with a cautious approach given both our wary view of the economic fundamentals over the past several months and the ongoing need to maximize dividend distributions. When possible, we have looked for opportunities to increase dividend income, though we see limited opportunities to add incremental income to the Fund. Going forward, we anticipate this factor to be a continuing concern. Meanwhile, we seek to lower market exposure by keeping the portfolio's duration (risk measure) below that of the Lehman Index. By maintaining a more defensive posture, some upside price performance has been sacrificed during the rally, but, to a degree, has been offset by the Fund's high current income component.
    We will continue to mine for opportunities where we believe that a yield advantage can be generated for shareholders. Unfortunately, the ever-changing landscape in the tax-exempt market is making it more challenging to find appropriate securities for inclusion in the Fund. This fact is evidenced by the narrowing yield spreads between the highest quality (AAA-rated) and lesser-rated bonds. Interestingly, nearly half of the new issuance now comes to market with bond insurance which generally carries the highest rating. While interest rate swings will influence returns over the short term, we believe that over the long run continuing to focus on the generation of tax-exempt income should, in our opinion, remain important.
                                                      Very truly yours,

                                          [Richard J. Moynihan signature logo]

                                                      Richard J. Moynihan
                                                      Director, Municipal
Portfolio Management
                                                      The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
** Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period divided by the market price per share at the end of the period.

Dreyfus Strategic Municipals, Inc.
Selected Information                                                                            September 30, 1997 (Unaudited)
Market Price per share September 30, 1997...........................                       $10 5\8
Shares Outstanding September 30, 1997...............................                    57,624,571
New York Stock Exchange Ticker Symbol...............................                           LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                           Fiscal Year Ended September 30, 1997
                          __________________________________________________________________________________________
                               Quarter                   Quarter                Quarter                Quarter
                                Ended                     Ended                  Ended                  Ended
                          December 31, 1996           March 31, 1997         June 30, 1997        September 30, 1997
                         __________________      ___________________    _________________        ___________________
High                            $10                    $10 1\4               $10 7\16                   $10 3\4
Low                           9 3\4                      9 7\8                  9 3\4                   10 7\16
Close                         9 7\8                      9 7\8                10 7\16                    10 5\8
PERCENTAGE GAIN based on change in Market Price*
September 23, 1987 (commencement of operations) through September 30, 1997............                   127.87%
October 1, 1987 through September 30, 1997............................................                   133.70
October 1, 1992 through September 30, 1997............................................                    42.30
October 1, 1996 through September 30, 1997............................................                    13.77
January 1, 1997 through September 30, 1997............................................                    13.27
April 1, 1997 through September 30, 1997..............................................                    11.35
July 1, 1997 through September 30, 1997...............................................                     3.54
NET ASSET VALUE PER SHARE
               September 23, 1987 (commencement of operations)......                   $ 9.32
               September 30, 1996...................................                     9.88
               December 31, 1996....................................                     9.97
               March 31, 1997.......................................                     9.82
               June 30, 1997........................................                     9.91
               September 30, 1997...................................                    10.02
PERCENTAGE GAIN based on change in Net Asset Value*
September 23, 1987 (commencement of operations) through September 30, 1997............                   130.56%
October 1, 1987 through September 30, 1997............................................                   132.55
October 1, 1992 through September 30, 1997............................................                    41.18
October 1, 1996 through September 30, 1997............................................                     8.59
January 1, 1997 through September 30, 1997............................................                     5.81
April 1, 1997 through September 30, 1997..............................................                     5.60
July 1, 1997 through September 30, 1997...............................................                     2.84
*With dividends reinvested.

Dreyfus Strategic Municipals, Inc.
Statement of Investments                                                                     September 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments-100.0%                                                                   Amount         Value
                                                                                                     __________    __________
Alabama-.9%
Alabama Industrial Development Authority, SWDR
  (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)..                     $    5,000,000  $  5,231,250
Arizona-6.5%
Coconino County, PCR (Nevada Power Co. Project)
  6.375%, 10/1/2036.........................................................                          4,250,000     4,474,995
Phoenix Industrial Development Authority, Revenue
  (Christian Care Retirement Apartments)
  10.25%, 1/1/2018 (Prerefunded 1/1/1998) (a)...............................                          9,395,000     9,729,180
Pima County Industrial Development Authority, Industrial Revenue
  (Tuscon Electric Power Co. Project) 6%, 9/1/2029 (b)......................                         15,500,000    15,612,375
Tempe Industrial Development Authority, IDR
  (California Micro Devices Corp. Project) 10.50%, 3/1/2018.................                          7,430,000     7,743,323
Arkansas-1.5%
Fayetteville Public Facilities Board, Revenue
  Refunding (Butterfield Trail Village Project)
  9.50%, 9/1/2014 (Prerefunded 9/1/1999) (a)................................                          7,785,000     8,698,959
California-3.2%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
  Zero Coupon, 1/1/2025.....................................................                         43,860,000     9,393,935
  Zero Coupon, 1/1/2029.....................................................                         54,830,000     9,366,061
Colorado-5.8%
Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013                    13,340,000    14,414,404
Colorado Health Facilities Authority, Revenue,
  Refunding (Rocky Mountain Adventist) 6.625%, 2/1/2013.....................                          6,950,000     7,385,974
Colorado Post-Secondary Educational Facilities Authority, Revenue
  (University of Denver Project) 9%, 12/1/2007 (Prerefunded 12/1/1997) (a,c)                          6,100,000     6,274,521
City and County of Denver, Airport Revenue 8%, 11/15/2025...................                          5,000,000     5,578,050
Connecticut-.7%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
  5.85%, 11/15/2028.........................................................                          4,175,000     4,207,148
Florida-7.0%
Escambia County, PCR (Champion International Corp. Project)
  6.90%, 8/1/2022...........................................................                          7,000,000     7,756,000
Florida Board of Education, Capital Outlay 8.579%, 6/1/2019 (d,e)...........                         20,000,000    23,150,000
Florida Housing Finance Agency, MFHR
  (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (f).................                          4,724,245     3,732,154

Dreyfus Strategic Municipals, Inc.
Statement of Investments (continued)                                                         September 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                              Amount         Value
                                                                                                     __________    __________
Florida (continued)
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power Limited Partnership Project)
    6.70%, 2/15/2015 (f)....................................................                     $    3,000,000    $ 1,500,000
  (Osceola Power Limited Partnership Project)
    6.95%, 1/1/2022 (f).....................................................                          9,150,000      4,483,500
Georgia-3.8%
Atlanta Urban Residential Finance Authority, Residential Housing Revenue
  (Carter Hall Project) 8.50%, 1/1/2018.....................................                         10,550,000      9,495,000
Private Colleges and Universities Facilities Authority, Revenue,
  Refunding (Clark Atlanta University Project)
  8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)................................                         10,520,000     12,811,782
Hawaii-.9%
Hawaii Department of Transportation, Special Facility Revenue
  (Caterair International Corp. Project) 10.125%, 12/1/2010.................                          4,800,000      5,060,880
Illinois-9.1%
Chicago-O'Hare International Airport, Special Facility Revenue:
  Refunding (Delta Airlines Project) 6.45%, 5/1/2018........................                          3,855,000      4,048,328
  (United Airlines Inc. Project) 8.95%, 5/1/2018............................                          9,270,000     10,543,327
Illinois Development Finance Authority, Revenue,
  Refunding (Community Rehabilitation Providers Facilities Acquisition Program)
  6%, 7/1/2015..............................................................                          3,500,000      3,579,660
Illinois Health Facilities Authority, Revenue,
  Refunding (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006....                          8,000,000      8,182,800
Robbins, RRR (Robbins Resource Recovery Partners):
  8.375%, Series A, 10/15/2016..............................................                         14,050,000     14,802,658
  8.375%, Series B, 10/15/2016..............................................                          5,700,000      6,005,349
Saint Clair County, East Saint Louis School District No. 189
  9%, 11/1/2006.............................................................                          5,500,000      5,739,965
Indiana-5.8%
Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029.....................                          4,000,000      4,072,760
Indianapolis Airport Authority, Special Facility Revenue
  (United Airlines Inc. Project) 6.50%, 11/15/2031..........................                         24,000,000     25,457,760
Terre Haute, SWDR (International Minerals and Chemicals Corp.)
  8.70%, 3/15/2003..........................................................                          4,200,000      4,281,774
Kentucky-6.0%
Kenton County Airport Board, Airport Revenue
  (Special Facilities-Delta Airlines Project):
    7.50%, 2/1/2020.........................................................                         10,000,000     11,049,900
    6.125%, 2/1/2022........................................................                         13,000,000     13,243,360

Dreyfus Strategic Municipals, Inc.
Statement of Investments (continued)                                                         September 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                              Amount         Value
                                                                                                     __________    __________
Kentucky (continued)
Kentucky Development Finance Authority, Hospital Improvement Revenue,
  Refunding (Ashland Hospital-Kings Project):
    9.75%, 8/1/2005.........................................................                     $    5,000,000  $  5,177,950
    9.75%, 8/1/2011.........................................................                          1,135,000     1,176,700
    9.75%, 8/1/2011 (Prerefunded 2/1/1998) (a)..............................                          1,865,000     1,938,220
    9.875%, 2/1/2012 (Prerefunded 2/1/1998) (a).............................                          2,000,000     2,079,300
Louisiana-1.9%
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
  7.70%, 10/1/2022..........................................................                         10,000,000    10,815,500
Maryland-.5%
Baltimore County, PCR,
  Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015.................                          2,500,000     2,748,650
Massachusetts-.6%
Massachusetts Health and Educational Facilities Authority, Revenue,
  Refunding (Beth Israel Hospital Issue) 8.37%, 7/1/2025 (Insured; AMBAC) (d)                         3,000,000     3,266,250
Michigan-3.4%
Michigan Hospital Finance Authority, HR,
  Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.......                          5,000,000     5,916,050
Michigan Strategic Fund, SWDR,
  Refunding (Genesee Power Station Project) 7.50%, 1/1/2021.................                          7,000,000     7,438,340
Wayne Charter County, Special Airport Facilities Revenue,
  Refunding (Northwest Airlines Inc.) 6.75%, 12/1/2015......................                          5,690,000     6,194,418
Mississippi-3.2%
Claiborne County, PCR:
  (Middle South Energy Inc.):
    9.50%, 12/1/2013........................................................                          2,000,000     2,168,080
    9.875%, 12/1/2014.......................................................                         10,180,000    11,078,487
  Refunding (System Energy Resources, Inc.) 6.20%, 2/1/2026.................                          5,425,000     5,554,061
Nevada-.8%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                          4,000,000     4,459,520
New Hampshire-3.5%
New Hampshire Industrial Development Authority, PCR
  (Public Service Co. Project):
    7.65%, Series A, 5/1/2021...............................................                         15,645,000    16,604,195
    7.65%, Series C, 5/1/2021...............................................                          3,500,000     3,714,585
New Jersey-3.3%
New Jersey Health Care Facilities Financing Authority, Revenue
  (Christian Health Care Center) 8.75%, 7/1/2018 (Insured; MBIA)............                         16,810,000    19,431,351

Dreyfus Strategic Municipals, Inc.
Statement of Investments (continued)                                                         September 30, 1997
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                              Amount         Value
                                                                                                     __________    __________
New Mexico-.7%
Farmington, PCR (Tuscon Electric Power Co., San Juan)
  6.95%, 10/1/2020..........................................................                     $    4,000,000  $  4,371,400
New York-3.7%
Housing Corp. of New York, Revenue 9%, 11/1/2017 (Prerefunded 11/1/1997) (a)        .                12,400,000    12,702,188
New York State Energy Research and Development Authority, Electric Facilities
Revenue
  (Long Island Lighting Co.):
    7.15%, 2/1/2022.........................................................                          3,000,000     3,249,660
    6.90%, 8/1/2022.........................................................                          3,275,000     3,533,135
New York State Mortgage Agency, Revenue, Homeowner Mortgage
  6.05%, 4/1/2026...........................................................                          2,000,000     2,070,800
Pennsylvania-9.7%
Beaver County Industrial Development Authority, Collateralized PCR,
  Refunding (Cleveland Electric Project) 7.625%, 5/1/2025...................                          7,000,000     7,934,640
Butler County Industrial Development Authority, First Mortgage Revenue
  (Saint John Lutheran Care Center):
    9.75%, Series A, 10/1/1998..............................................                            330,000       337,554
    Refunding 10%, Series A1, 10/1/2017.....................................                          8,450,000    10,121,579
    Refunding 10%, Series A2, 10/1/2017.....................................                            940,000         5,951
Cambria County Hospital Development Authority, HR,
  Refunding (Conemaugh Valley Memorial Hospital) 8.875%, 7/1/2018 (c).......                          7,000,000     7,312,200
Lehigh County General Purpose Authority, Revenue (Wiley House)
  9.50% 11/1/2016...........................................................                          3,000,000     3,286,230
Montgomery County Industrial Development Authority, First Mortgage Revenue
  (Meadowood Corp. Project):
    8.25%, 12/1/2018........................................................                          3,750,000     3,944,175
    Refunding 10.25%, 12/1/2020.............................................                          5,000,000     5,546,300
    Zero Coupon, 12/1/2020..................................................                          2,463,026       258,864
Pennsylvania Housing Finance Agency, SFMR 8.009%, 4/1/2025 (d)..............                          6,000,000     6,330,000
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
  (Northwestern Corp.) 8.50%, 6/1/2016......................................                          5,200,000     5,598,528
York County Hospital Authority, Revenue,
  Refunding (Health Center-Lutheran Social Services) 6.50%, 4/1/2022........                          4,250,000     4,420,510
South Carolina-2.4%
Piedmont Municipal Power Agency, Electric Revenue,
  Refunding 6.55%, 1/1/2016.................................................                          4,000,000     4,010,600
South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018                           690,000       698,715
Spartanburg County, Hospital Facilities Revenue (Spartanburg General Hospital
System)
  8.685%, 4/13/2022 (Prerefunded 4/15/2002) (a,d)...........................                          7,700,000     9,259,250

Dreyfus Strategic Municipals, Inc.
Statement of Investments (continued)                                                         September 30, 1997
                                                                                                   Principal
Long-Term Municipal Investments (continued)                                                              Amount         Value
                                                                                                     __________    __________
Tennessee-1.2%
Gatlinburg, COP (Gatlinburg Convention Center Inc.)
  9.25%, 12/1/2012 (Prerefunded 12/1/1997) (a)..............................                     $    6,715,000  $  6,975,878
Texas-6.3%
Harris County Health Facilities Development Corp., HR (Hermann Trust)
  9%, 10/1/2017 (Prerefunded 10/1/1997) (a).................................                         13,000,000    13,261,820
Houston Airport System, Special Facilities Revenue,
  Airport Improvement (Continental Airlines) 6.125%, 7/15/2027..............                          8,100,000     8,290,674
Texas Department of Housing and Community Affairs,
  Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024...........                         11,000,000    12,183,270
Tyler Health Facilities Development Corp., HR,
  Refunding (East Texas Medical Center Regional Health Care System Project)
  6.75%, 11/1/2025..........................................................                          3,000,000     3,191,640
Utah-1.1%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (g).                         10,000,000     6,500,000
Virginia-.9%
Fairfax County Water Authority, Revenue 7.76%, 4/1/2029 (d,e)...............                          5,000,000     5,200,000
Washington-.7%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
  6.375%, 1/1/2015..........................................................                          3,755,000     3,932,123
West Virginia-2.2%
Braxton County, SWDR (Weyerhaeuser Co. Project)
  5.80%, 6/1/2027...........................................................                         12,750,000    12,906,315
Wisconsin-1.9%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
  8.54%, 7/1/2025 (d,e).....................................................                         10,000,000    10,775,000
Wyoming-.8%
Sweetwater County, SWDR (FMC Corp. Project):
  7%, 6/1/2024 (c)..........................................................                          2,200,000     2,427,260
  6.90%, 9/1/2024...........................................................                          2,000,000     2,200,680
                                                                                                                _____________
TOTAL INVESTMENTS
  (cost $550,647,254).......................................................                                     $580,825,728
                                                                                                                =============


Dreyfus Strategic Municipals, Inc.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR     Multi-Family Housing Revenue
COP           Certificate of Participation                       PCR      Pollution Control Revenue
HR            Hospital Revenue                                   RRR      Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR     Single Family Mortgage Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR     Solid Waste Disposal Revenue
                 Insurance Corporation
Summary of Combined Ratings (Unaudited)
Fitch (h)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       _________________          ___________________
AAA                                Aaa                            AAA                               10.5%
AA                                 Aa                             AA                                 9.0
A                                  A                              A                                  6.0
BBB                                Baa                            BBB                               30.1
BB                                 Ba                             BB                                 9.7
B                                  B                              B                                  3.4
Not Rated (i)                      Not Rated (i)                  Not Rated (i)                     31.3
                                                                                                   _____
                                                                                                   100.0%
                                                                                                   =====
Notes to Statement of Investments:
  (a)Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
  (b)Purchased on a delayed-delivery basis.
  (c)Wholly held by custodian as collateral for delayed-delivery securities.
  (d)Inverse floater security-the interest rate is subject to change periodically.
  (e)Securities exempt from registration under Rule 144A of the Securities
 Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30,
 1997, these securities amounted to $39,125,000 or 6.8% of net assets.
  (f)Non-income producing security; interest payments in default.
  (g)Non-income accruing security.
  (h)Fitch currently provides creditworthiness information for a limited number of investments.
  (i)Securities which, while not rated by Fitch, Moody's and Standard &
 Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.


Dreyfus Strategic Municipals, Inc.
Statement of Assets and Liabilities                                                                        September 30, 1997
                                                                                                           Cost         Value
                                                                                                   ____________  ____________
ASSETS:                          Investments in securities-See Statement of Investments        $550,647,254      $580,825,728
                                 Receivable for investment securities sold..                                        2,607,526
                                 Interest receivable........................                                       12,518,175
                                 Prepaid expenses...........................                                           15,152
                                                                                                                 ____________
                                                                                                                  595,966,581
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       371,548
                                 Cash overdraft due to Custodian............                                        2,636,966
                                 Payable for investment securities purchased                                       15,541,333
                                 Accrued expenses...........................                                         207,519
                                                                                                                 ____________
                                                                                                                   18,757,366
                                                                                                                 ____________
NET ASSETS..................................................................                                     $577,209,215
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                     $545,983,174
                                 Accumulated undistributed investment income-net2,769,676
                                 Accumulated net realized gain (loss) on investments                               (1,722,109)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                              30,178,474
                                                                                                                 ____________
NET ASSETS..................................................................                                     $577,209,215
                                                                                                                 ============
SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized).............                                       57,624,571
NET ASSET VALUE per share...................................................                                           $10.02
                                                                                                                      =======
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Strategic Municipals, Inc.
Statement of Operations                                                           Year Ended September 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $42,369,675
EXPENSES:                        Management fee-Note 3(a)...................                       $  4,243,739
                                 Shareholder servicing costs................                            189,232
                                 Shareholders' reports......................                            113,429
                                 Custodian fees-Note 3(b)...................                             93,725
                                 Directors' fees and expenses-Note 3(c).....                             61,991
                                 Registration fees..........................                             50,894
                                 Professional fees..........................                             35,417
                                 Miscellaneous..............................                             26,158
                                                                                                   ____________
                                     Total Expenses.........................                                        4,814,585
                                                                                                                 ____________
INVESTMENT INCOME-NET.......................................................                                       37,555,090
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                       $  2,426,534
                                 Net unrealized appreciation (depreciation)
                                     on investments.........................                          6,626,171
                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        9,052,705
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $46,607,795
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Strategic Municipals, Inc.
Statement of Changes in Net Assets
                                                                                            Year Ended            Year Ended
                                                                                         September 30, 1997   September 30, 1996
                                                                                          __________________  __________________

OPERATIONS:
  Investment income-net...............................................                            $  37,555,090 $  38,588,626
  Net realized gain (loss) on investments.............................                                2,426,534     3,320,905
  Net unrealized appreciation (depreciation) on investments...........                                6,626,171    (8,640,636)
                                                                                                  _____________ _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                               46,607,795    33,268,895
                                                                                                  _____________ _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                              (38,863,028)  (37,825,086)
                                                                                                  _____________ _____________
CAPITAL STOCK TRANSACTIONS:
  Dividends reinvested-Note 1(c)......................................                         9,392,309           4,766,320
                                                                                                  _____________ _____________
      Total Increase (Decrease) in Net Assets.........................                               17,137,076       210,129
NET ASSETS:
  Beginning of Period.................................................                              560,072,139   559,862,010
                                                                                                  _____________ _____________
  End of Period.......................................................                             $577,209,215  $560,072,139
                                                                                                  ============= =============
Undistributed investment income-net...................................                           $   2,769,676 $    4,077,614
                                                                                                  _____________ _____________
                                                                                                         Shares        Shares
                                                                                                  _____________ _____________
CAPITAL SHARE TRANSACTIONS:
    Increase In Shares Outstanding As A Result Of Dividends Reinvested                                  947,655       488,600
                                                                                                  ============= =============
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Strategic Municipals, Inc.
Financial Highlights
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                                               Year Ended September 30,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                               ______    ______        ______      ______      ______
  Net asset value, beginning of period...........             $  9.88     $  9.96     $  9.73      $10.43      $10.10
                                                               ______    ______        ______      ______      ______
  Investment Operations:
  Investment income-net..........................                 .66         .68         .71         .73         .75
  Net realized and unrealized gain (loss) on investments          .16        (.09)        .23         (.69)       .31
                                                               ______    ______        ______      ______      ______
  Total from Investment Operations...............                 .82         .59         .94         .04        1.06
                                                               ______    ______        ______      ______      ______
  Distributions:
  Dividends from investment income-net...........                (.68)       (.67)       (.71)       (.72)       (.73)
  Dividends from net realized gain on investments                 . -          .-          .-        (.02)         .-
                                                               ______    ______        ______      ______      ______
  Total Distributions............................                (.68)       (.67)       (.71)       (.74)       (.73)
                                                               ______    ______        ______      ______      ______
  Net asset value, end of period.................              $10.02     $  9.88     $  9.96     $  9.73      $10.43
                                                               ======    ======        ======      ======      ======
  Market value, end of period....................           $  10 5\8  $     10    $    9 5\8  $    9 7\8   $  11 1\8
                                                               ======    ======        ======      ======      ======
TOTAL INVESTMENT RETURN*.........................               13.77%      11.23%       4.91%      (4.63%)     12.40%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets........                 .85%        .86%        .87%        .86%        .87%
  Ratio of net investment income to average net assets           6.64%       6.92%       7.30%       7.24%       7.40%
  Portfolio Turnover Rate........................               16.66%      19.27%     13 .68%       4.85%      11.59%
  Net Assets, end of period (000's Omitted)......            $577,209    $560,072    $559,862    $541,124    $565,589
*  Calculated based on market value.
SEE NOTES TO FINANCIAL STATEMENTS.

Dreyfus Strategic Municipals, Inc.
NOTES TO FINANCIAL STATEMENTS
NOTE 1- SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Municipals, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.
    On September 29, 1997, the Board of Directors declared a cash dividend of $.057 per share from investment income-net, payable on October 27, 1997 to shareholders of record as of the close of business on October 13, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Strategic Municipals, Inc.
NOTES TO FINANCIAL STATEMENTS
    The Fund has an unused capital loss carryover of approximately $1,594,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997.
If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 11\2% of the next $20 million and 1% of the excess over $30 million of the average value of the Fund's net assets. There was no expense reimbursement for the period ended September 30, 1997.
    (b) The Fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement to provide custodial services to the Fund. During the period ended September 30, 1997, the Fund was charged $50,872 pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $117,396,020 and $93,013,270, respectively.
    At September 30, 1997, accumulated net unrealized appreciation on investments was $30,178,474, consisting of $41,832,667 gross unrealized appreciation and $11,654,193 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus Strategic Municipals, Inc.
Report of Ernst & Young LLP, Independent Auditors
Shareholders and Board of Directors
Dreyfus Strategic Municipals, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 7, 1997


Dreyfus Strategic Municipals, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)
    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his name will have all distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such distributions will be treated like any other cash dividend.
    A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.
    A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.
    The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

Dreyfus Strategic Municipals, Inc.
Important Tax Information (Unaudited)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended
September 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.
Proxy Results (Unaudited)
    During the fiscal year ending September 30, 1997, shareholders voted on the following proposals presented at the annual shareholders' meeting held on
April 18, 1997. The description of each proposal and the number of shares voted are as follows:
                                                                                             Shares
                                                                           ___________________________________________
                                                                                   For             Authority Withheld
                                                                           ____________________  _______________________

1.To elect three Class III Directors:*
    David W. Burke................................                                40,941,517              578,442
    Hans C. Mautner...............................                                40,977,173              542,786
    John E. Zuccotti..............................                                40,934,605              585,354
                                                                                             Shares
                                                                          ___________________________________________________
                                                                                   For                Against         Abstained
                                                                               _________________   ______________   ______________
2.To ratify the selection of Ernst & Young LLP
    as independent auditors of the Fund............                               40,661,392          231,214          627,353

*  The terms of these Class III Directors expire in 2000.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Robert B. Rivel, Director Emeritus
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Secretary
    Elizabeth Keeley
Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Karen M. Hand
Stephen C. Kris
Richard J. Moynihan
Jill C. Shaffro
Samuel J. Weinstock
Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Boston Safe Deposit
and Trust Company
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
The Bank of New York
Stock Exchange Listing
NYSE Symbol: LEO
Initial SEC Effective Date
9/23/87

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday;
Wall Street Journal, Mutual Funds
section under the heading
"Closed-End Bond Funds"
every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds-National Municipal Bond
Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

Registration Mark
[Dreyfus Lion "d" Logo}
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
The Bank of New York
101 Barclay Street
New York, NY 10286



Printed in U.S.A.                            970AR979
Registration Mark
[Dreyfus Logo]
Strategic
Municipals, Inc.
Annual Report
September 30, 1997